SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  May 22, 2003
                Date of Report (Date of Earliest Event Reported)

                                    TSR, Inc.

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             (Exact Name of Registrant as Specified in its Charter)


 Delaware                            0-8656                        13-2635899
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(State or Other                    (Commission                  (I.R.S. Employer
Jurisdiction of                    File Number)                  Identification
 incorporation)                                                        No.)




                      400 Oser Avenue, Hauppauge, NY 11788
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               (Address of Principal Executive Offices) (Zip Code)



              (Registrant's Telephone Number, Including Area Code)

                                 (631) 231-0333

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          (Former Name or Former Address, If Changed Since Last Report)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     (a) On May 22, 2003, the Registrant dismissed KPMG LLP ("KPMG") as its independent auditors. The reports of KPMG on the Registrant's financial statements for the fiscal years ended May 31, 2001 and 2002 did not contain an adverse opinion, or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The Registrant's audit committee of the Board of Directors approved the decision to change accountants. During the Registrant's two most recent fiscal years and subsequent interim periods, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KPMG would have caused it to make reference to such disagreement in its reports.

     (b) The Registrant engaged BDO Seidman, LLP to act as its independent auditors, effective May 27, 2003. During the two most recent fiscal years and subsequent interim periods, the Registrant has not consulted BDO Seidman, LLP on items which involved the application of accounting principles to a specified transaction, either completed or proposed, or involved the type of audit opinion that might be rendered on the Registrant's financial statements.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Not Applicable

         (b)      Not Applicable

         (c)      Exhibits

         16.1. Letter from KPMG LLP, dated May 29, 2003, addressed to the Securities and Exchange Commission in compliance with Item 304 of Regulation S-K.



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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         TSR, INC.

                         By:    s/John G. Sharkey
                                -----------------------------------------------
                                Name:    John G. Sharkey
                                Title:   Vice President and Secretary



Date:   May 30, 2003




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


                                  EXHIBIT INDEX


EXHIBIT NO.             DESCRIPTION
-----------             -----------

16.1 Letter from KPMG LLP, dated May 29, 2003, addressed to the Securities and Exchange Commission in compliance with Item 304 of Regulation S-K.




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